UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name:   AMC Diligence, LLC
Business Name (if Different):_____________________________________________
Principal Business Address:   150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:    Citigroup Global Markets, Inc.
Business Name (If Different):
Principal Business Address:   390 Greenwich Street, 5th Floor, New York, NY 10013

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, February 2, 2021
Moody's Investors Service, Inc.	Global Structured Finance Data Quality Evaluation Approach, March 9, 2021

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.

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CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC
(Print name of duly authorized person)

By:                      Michelle Hudson

Signature:       /s/ Michelle Hudson

Date:                     01/26/2022

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Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.
The Review was conducted for the securitization mortgage loan population reviewed by AMC. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

◾	“Investment Occupancy Review”:	1,210 Mortgage loans

(3) Determination of the sample size and computation.
The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 41 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

Amortization Type	Initial Interest Rate Cap (Change Up)	Original Loan Amount
Appraisal Age	Leasehold	Original P&I
Appraisal Date	Lien Position	Original Term to Maturity
Appraisal Value At Origination	Lifetime Maximum Rate	Prepayment Penalty Flag (Y/N)
ATR Excempt	Lifetime Minimum Rate	Property Type
Borrower Original FICO Score	Maturity Date	Purpose Of Loan Proceeds
City	Mortgage Insurance	Rate Frequency
Co-Borrower Original FICO Score	Mortgage Insurance Company Name	Sales Price
Documentation Type	Mortgage Insurance Percent	State
First Payment Date	Most Recent FICO Date	Subsequent Interest Rate Cap (Change Down)
First Rate Adjustment Date (ARMs)	Occupancy Type	Subsequent Interest Rate Cap (Change Up)
Gross Margin	Original Amortization Term	Underwriting Guidelines and Version
Index	Original Interest Only Flag	Zip Code
Initial Interest Rate Cap (Change Down)	Original Interest Rate

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Investment Occupancy Review
This scope is limited to loans identified with an Occupancy type of Investment which is determined when the documentation provided in the loan file meets the following criteria:
•	The consumer signed final 1003 reflects the occupancy as Investment; and
•	The consumer’s declarations on the final 1003 do not indicate that they intend to occupy the subject property; and
•	The appraisal (refinance only) and occupancy certificate (if present in the loan file), do not indicate the consumer occupies or intends to occupy the subject property; and
•	At least one of the following:
o	The appraisal (refinance only) indicates the property is tenant occupied; or

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o	The file contains a business purpose certificate; or
o	The file contains an occupancy certificate attesting that the property will not be occupied as the consumer’s primary residence or as the consumer’s second home; or
o	The file includes other documentation evidencing investment occupancy.

Credit Review
AMC will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, AMC will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history

Credit Report: AMC’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: AMC will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC will review the insurance present on the mortgage loan. During this review, AMC will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: AMC will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

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Guideline Review: AMC will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC will condition the mortgage loan for the missing fraud report product.

If a report was present, AMC will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, AMC will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: AMC will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.
AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, ((ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

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If more than one valuation was provided, AMC will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, AMC will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review result in a variance of more than 10% then the client will be notified of such variance.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in any report prepared by AMC does not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC will review each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(II) State Compliance Review applicable to non-owner occupied loans:
AMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:
a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Connecticut, and Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(III) FIRREA Review
AMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

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In addition, AMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(IV) Document Review
AMC will review each mortgage loan file and verify if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):
◾	Initial application (1003);
◾	Underwriting summary / loan approval (1008);
◾	Credit report;
◾	Income and employment documentation;
◾	4506T;
◾	Asset documentation;
◾	Sales contract;
◾	Hazard and/or flood insurance policies;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Subordination Agreement;
◾	Notice of Special Flood Hazards;
◾	HUD from sale of previous residence;
◾	Final HUD-1; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.
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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

OVERALL RESULTS SUMMARY (1,210 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans.  Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Overall: NRSRO Grade	Loan Count	% of Loans
A	790	65.29%
B	415	34.30%
C	5	0.41%
D	0	0.00%
Total	1,210	100.00%

REVIEW EXCEPTION SUMMARY (1,210 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	317
		Missing Required Data (other than HUD-1 or Note)	58
		Missing Application Date	17
		Missing Disclosure	4
		Missing, Incorrect, or Incomplete Final or Initial 1003	3
		State Late Charge	3
		Misc. State Level	2
		ATR/QM	1
		Total Compliance Grade (B) Exceptions:	405
Total Compliance Exceptions:			405
Credit	B	Title	14
		Loan Package Documentation	2
		Guideline	1
		Missing Document	1
		Total Credit Grade (B) Exceptions:	18
Total Credit Exceptions:			18
Property	C	Appraisal Reconciliation	5
		Total Property Grade (C) Exceptions:	5
	B	Property - Appraisal	45
		Appraisal Reconciliation	10
		Total Property Grade (B) Exceptions:	55
Total Property Exceptions:			60
Grand Total:			483

*Fifty-eight (58) mortgage loans have an EV2-B exception for Disparity in Occupancy. These mortgage loans contained a document that list the subject property as owner occupied. SitusAMC reviewed additional documents to determine the occupancy was listed as owner occupied in error. In cases where the exception was cited, additional documentation was reviewed to confirm subject mortgage loan as investment to include Initial 1003, Final 1003, Occupancy Cert, Appraisal, Insurance Documents and/or Leases.

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DATA INTEGRITY REVIEW SUMMARY (1,210 Mortgage Loans)
The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 41 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# Loans	% Variance
Amortization Type	0	1,210	0.00%
Appraisal Age	0	1,210	0.00%
Appraisal Date	0	1,210	0.00%
Appraisal Value At Origination	0	1,210	0.00%
ATR Excempt	0	1,210	0.00%
Borrower Original FICO Score	0	1,210	0.00%
City	0	1,210	0.00%
Co-Borrower Original FICO Score	0	1,210	0.00%
Documentation Type	0	1,210	0.00%
First Payment Date	0	1,210	0.00%
First Rate Adjustment Date (ARMs)	0	1,210	0.00%
Gross Margin	0	1,210	0.00%
Index	0	1,210	0.00%
Initial Interest Rate Cap (Change Down)	0	1,210	0.00%
Initial Interest Rate Cap (Change Up)	0	1,210	0.00%
Leasehold	0	1,210	0.00%
Lien Position	0	1,210	0.00%
Lifetime Maximum Rate	0	1,210	0.00%
Lifetime Minimum Rate	0	1,210	0.00%
Maturity Date	0	1,210	0.00%
Mortgage Insurance	0	1,210	0.00%
Mortgage Insurance Company Name	0	1,210	0.00%
Mortgage Insurance Percent	0	1,210	0.00%
Most Recent FICO Date	0	1,210	0.00%
Occupancy Type	0	1,210	0.00%
Original Amortization Term	0	1,210	0.00%
Original Interest Only Flag	0	1,210	0.00%
Original Interest Rate	0	1,210	0.00%
Original Loan Amount	0	1,210	0.00%
Original P&I	0	1,210	0.00%
Original Term to Maturity	0	1,210	0.00%
Prepayment Penalty Flag (Y/N)	0	1,210	0.00%
Property Type	0	1,210	0.00%
Purpose Of Loan Proceeds	0	1,210	0.00%
Rate Frequency	0	1,210	0.00%
Sales Price	0	1,210	0.00%
State	0	1,210	0.00%
Subsequent Interest Rate Cap (Change Down)	0	1,210	0.00%
Subsequent Interest Rate Cap (Change Up)	0	1,210	0.00%
Underwriting Guidelines and Version	0	1,210	0.00%
Zip Code	0	1,210	0.00%
Total Loan Count		49,610	0.00%

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ADDITIONAL SUMMARY
The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,210	100.00%	$390,073,009.00	100.00%
Total	1,210	100.00%	$390,073,009.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,210	100.00%	$390,073,009.00	100.00%
Total	1,210	100.00%	$390,073,009.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	5	0.41%	$1,176,800.00	0.30%
Cash Out: Home Improvement/Renovation	6	0.50%	$1,807,200.00	0.46%
Cash Out: Other/Multi-purpose/Unknown Purpose	362	29.92%	$125,975,220.00	32.30%
Limited Cash-Out	29	2.40%	$10,366,207.00	2.66%
First Time Home Purchase	9	0.74%	$2,400,383.00	0.62%
Other-than-first-time Home Purchase	481	39.75%	$141,989,831.00	36.40%
Rate/Term Refinance - Borrower Initiated	318	26.28%	$106,357,368.00	27.27%
Total	1,210	100.00%	$390,073,009.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	6	0.50%	$2,564,345.00	0.66%
181-240 Months	40	3.31%	$14,018,099.00	3.59%
241-360 Months	1,164	96.20%	$373,490,565.00	95.75%
Total	1,210	100.00%	$390,073,009.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	486	40.17%	$158,056,467.00	40.52%
Condo, Low Rise	145	11.98%	$44,957,323.00	11.53%
Condo, High Rise	8	0.66%	$2,210,670.00	0.57%
PUD	431	35.62%	$126,911,694.00	32.54%
Townhouse	4	0.33%	$1,557,799.00	0.40%
1 Family Attached	12	0.99%	$3,665,060.00	0.94%
2 Family	56	4.63%	$20,629,001.00	5.29%
3 Family	29	2.40%	$12,942,778.00	3.32%
4 Family	39	3.22%	$19,142,217.00	4.91%
Total	1,210	100.00%	$390,073,009.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,210	100.00%	$390,073,009.00	100.00%
Total	1,210	100.00%	$390,073,009.00	100.00%

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